UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.      )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to §240.14a-12

Lyondell Chemical Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

The following are letters mailed to former employees of Lyondell Chemical Company who are participants of certain employee benefit plans.

August 24, 2007

«AddressBlock»

«GreetingLine»

On July 17, 2007, Lyondell Chemical Company and Basell, a privately owned company, announced that a definitive agreement has been signed by both parties pursuant to which Basell will acquire Lyondell’s outstanding common shares for $48 per common share in an all cash transaction.

The enclosed document outlines the impact of the pending merger agreement as it relates to non-qualified and other retiree programs at Lyondell. Not all of the plans described in the document may apply to you.

If you have any questions, please do not hesitate to contact Executive Services.

Sincerely,

Manager, Executive Services

Enclosure

www.lyondell.com

Summary of Impact to Certain Non-Qualified Programs for Retired Tier I and II Employees Pursuant to and Contingent on Pending Merger Between Lyondell and Basell

Supplementary Executive Retirement Plans (SERPs)
Lyondell SERP – Benefits are payable to active and retired participants as a lump sum (regardless of previous elections) as soon as administratively possible after the effective date of the merger.

Non-Lyondell SERPs – Benefits will continue to be paid according to plan provisions and participant elections after the effective date of the merger unless the plan is amended.

Deferral Plans
Lyondell Deferral Plan – The full amount of contributions and earnings accrued or credited to all participant accounts (whether active or retired) on the date immediately before the effective date of the merger is paid as a lump sum (regardless of prior payment form elections) as soon as administratively possible after the effective date of the merger.

Non-Lyondell Deferral Plans – Installment payments will continue to be paid to retired participants according to participant elections and plan provisions after the effective date of the merger unless the plan is amended.

Executive Life Insurance
Coverage and benefits will continue according to plan provisions and participant elections after the effective date of the merger unless the plan is amended.  A surviving spouse who is currently receiving survivor income benefits may elect to receive a lump sum payment, less calculated future interest and an acceleration penalty.

Participants continue to participate under the following plans according to plan terms after the effective date of the merger unless the plan is amended:
Lyondell Chemical Company Retiree Executive Medical Plan
Lyondell Chemical Company Retiree Medical Plan
Lyondell Chemical Company Medicare Premium Reimbursement Plan

Additional Information and Where to Find It

In connection with the solicitation of proxies by Lyondell Chemical Company (the "Company") with respect to the meeting of its stockholders to be called with respect to the proposed merger, the Company has filed a preliminary proxy statement and plans to file with the Securities and Exchange Commission (the "SEC") a definitive proxy statement. STOCKHOLDERS OF THE COMPANY ARE ADVISED TO READ THE PRELIMINARY PROXY STATEMENT AND THE DEFINITIVE PROXY STATEMENT WHEN IT IS FINALIZED AND DISTRIBUTED TO THE STOCKHOLDERS BECAUSE EACH CONTAINS IMPORTANT INFORMATION. Stockholders will be able to obtain a free-of-charge copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC's web site at http://www.sec.gov. Stockholders will also be able to obtain a free-of-charge copy of the proxy statement and other relevant documents (when available) by directing a request by mail to Lyondell Chemical Company, Investor Relations, 1221 McKinney Street, Suite 700, Houston, Texas 77010, telephone (713) 309-4590, or from the Company's website at www.lyondell.com.

The Company and certain of its directors and executive officers may, under the rules of the SEC, be deemed to be "participants" in the solicitation of proxies from its stockholders in connection with the proposed merger. Information concerning the interests of the persons who may be "participants" in the solicitation is set forth in the Company's preliminary proxy statement and annual reports on Form 10-K (including any amendments thereto), previously filed with the SEC, and will be included in the definitive proxy statement and other relevant materials to be filed with the SEC when they become available.

If there is any inconsistency between the information provided in this summary and the plan documents governing these plans and programs, the plan documents will control.
Subject to the Merger Agreement between Lyondell and Basell, Lyondell reserves the right to amend or terminate these programs at any time.

Summary of Impact to Certain Non-Qualified Programs for Terminated Employees Pursuant to and Contingent on Pending Merger Between Lyondell and Basell

Stock Options (Non-Qualified and Phantom)
Pursuant to the merger agreement, each participant executes an Option Surrender Agreement.  All exercisable outstanding options at the effective time of the merger are then cancelled and a cash payment equal to $48.00 minus the strike price of the option times the number of cancelled options will be paid to participants.  For Lyondell options, the payment will be made as soon as administratively possible after the effective date of the merger.  For non-Lyondell options (Equistar, Millennium, or Houston Refining) the payment will be made as soon as administratively possible after the later of January 15, 2008 or 30 days after the effective date of the merger.

If the transaction does not close prior to the current expiration date for the option, the option will expire and no payment will be made at the time of the transaction.

Additional Information and Where to Find It

In connection with the solicitation of proxies by Lyondell Chemical Company (the "Company") with respect to the meeting of its stockholders to be called with respect to the proposed merger, the Company has filed a preliminary proxy statement and plans to file with the Securities and Exchange Commission (the "SEC") a definitive proxy statement. STOCKHOLDERS OF THE COMPANY ARE ADVISED TO READ THE PRELIMINARY PROXY STATEMENT AND THE DEFINITIVE PROXY STATEMENT WHEN IT IS FINALIZED AND DISTRIBUTED TO THE STOCKHOLDERS BECAUSE EACH CONTAINS IMPORTANT INFORMATION. Stockholders will be able to obtain a free-of-charge copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC's web site at http://www.sec.gov. Stockholders will also be able to obtain a free-of-charge copy of the proxy statement and other relevant documents (when available) by directing a request by mail to Lyondell Chemical Company, Investor Relations, 1221 McKinney Street, Suite 700, Houston, Texas 77010, telephone (713) 309-4590, or from the Company's website at www.lyondell.com.

The Company and certain of its directors and executive officers may, under the rules of the SEC, be deemed to be "participants" in the solicitation of proxies from its stockholders in connection with the proposed merger. Information concerning the interests of the persons who may be "participants" in the solicitation is set forth in the Company's preliminary proxy statement and annual reports on Form 10-K (including any amendments thereto), previously filed with the SEC, and will be included in the definitive proxy statement and other relevant materials to be filed with the SEC when they become available.

If there is any inconsistency between the information provided in this summary and the plan documents governing these plans and programs, the plan documents will control.
Subject to the Merger Agreement between Lyondell and Basell, Lyondell reserves the right to amend or terminate these programs at any time.

Summary of Impact to Certain Non-Qualified Programs for Retired Tier I and II Employees Pursuant to and Contingent on Pending Merger Between Lyondell and Basell

Supplementary Executive Retirement Plans (SERPs)
Lyondell SERP – Benefits are payable to active and retired participants as a lump sum (regardless of previous elections) as soon as administratively possible after the effective date of the merger.

Non-Lyondell SERPs – Benefits will continue to be paid according to plan provisions and participant elections after the effective date of the merger unless the plan is amended.

Deferral Plans
Lyondell Deferral Plan – The full amount of contributions and earnings accrued or credited to all participant accounts (whether active or retired) on the date immediately before the effective date of the merger is paid as a lump sum (regardless of prior payment form elections) as soon as administratively possible after the effective date of the merger.

Non-Lyondell Deferral Plans – Installment payments will continue to be paid to retired participants according to participant elections and plan provisions after the effective date of the merger unless the plan is amended.

Annual Cash Bonus Program
Participants continue to participate under the programs in accordance with program terms after the effective date of the merger.  The merger agreement provides that the programs in place at the effective time of the merger will continue, unaffected by the change in control, through the end of 2007.

Stock Options (Non-Qualified and Phantom)
Pursuant to the merger agreement, each participant executes an Option Surrender Agreement.  All exercisable outstanding options at the effective time of the merger are then cancelled and a cash payment equal to $48.00 minus the strike price of the option times the number of cancelled options will be paid to participants.  For Lyondell options, the payment will be made as soon as administratively possible after the effective date of the merger.  For non-Lyondell options (Equistar, Millennium, or Houston Refining) the payment will be made as soon as administratively possible after the later of January 15, 2008 or 30 days after the effective date of the merger.

If the transaction does not close prior to the current expiration date for the option, the option will expire and no payment will be made at the time of the transaction.

Lyondell Performance Units Granted in 2005
Shareholder Approval on or Prior to December 31, 2007 – All outstanding unvested Lyondell Performance Unit grants made in 2005 become payable at 100% of target performance upon shareholder approval of the merger.  A  cash payment equal to the average closing price of Lyondell stock for the 10 trading days prior to shareholder approval times the number of Performance Units granted, prorated based on the number of days you were employed during the period from January 1, 2005 through the date of shareholder approval, will be made as soon as administratively possible after that date.

Shareholder Approval after December 31, 2007– Lyondell Performance Units granted in 2005 vest on December 31, 2007.  A cash payment equal to the outstanding Performance Units granted, prorated based on the number of days you were employed during the period from January 1, 2005 through December 31, 2007, times the attained performance factor (determined as described in the applicable grant agreement) times the average of the fair market value of Lyondell common stock for the last 10 trading days of 2007 will be paid to participants as soon as administratively possible.

Lyondell Performance Units Granted in 2006 or 2007 and Non-Lyondell Performance Units Granted in 2005, 2006 or 2007
Close On or Prior to December 31, 2007 – All other outstanding unvested Performance Units (besides the Lyondell 2005 grants) become payable at 100% of target performance on the effective date of the merger.  The cash payment will equal the number of Performance Units granted, prorated for the period you were employed from January 1, 2005 (for 2005 grants), January 1, 2006 (for 2006 grants) or January 1, 2007 (for 2007 grants) through the effective date of the merger times $48.00.  For Lyondell Performance Units awarded in 2006 or 2007, the cash payment will be paid to participants as soon as administratively possible after the effective date of the merger.  For Non-Lyondell performance units awarded in 2005, 2006, or 2007, the cash payment will be made as soon as administratively feasible on the later of January 15, 2008 or 30 days after the effective date of the merger.

Close After December 31, 2007 – All outstanding Non-Lyondell Performance Units granted in 2005 vest on December 31, 2007, and a cash payment equal to the outstanding Performance Units granted, prorated based on the number of days you were employed from the period from January 1, 2005 through December 31, 2007, times the attained performance factor (determined as described in the applicable grant agreement) times the average of the fair market value of Lyondell common stock for the last 10 trading days of 2007 will be paid to participants as soon as administratively feasible.  Performance Units granted in 2006 and 2007 become payable at 100% of target performance on the effective date of the merger.  A cash payment equal to the number of Performance Units granted, prorated for the period you were employed from January 1, 2006 (for 2006 grants) or January 1, 2007 (for 2007 grants) through the effective date of the merger times $48.00 will be paid to participants as soon as administratively possible after the effective date of the merger.

Executive Life Insurance
Coverage and benefits will continue according to plan provisions and participant elections after the effective date of the merger unless the plan is amended.  A surviving spouse who is currently receiving survivor income benefits may elect to receive a lump sum payment, less calculated future interest and an acceleration penalty.

Participants continue to participate under the following plans according to plan terms after the effective date of the merger unless the plan is amended:
Lyondell Chemical Company Executive Supplementary Savings Plan
Lyondell Chemical Company Retiree Executive Medical Plan
Lyondell Chemical Company Retiree Medical Plan
Lyondell Chemical Company Medicare Premium Reimbursement Plan
Equistar Chemicals, LP Executive Supplementary Savings Plan

Additional Information and Where to Find It

In connection with the solicitation of proxies by Lyondell Chemical Company (the "Company") with respect to the meeting of its stockholders to be called with respect to the proposed merger, the Company has filed a preliminary proxy statement and plans to file with the Securities and Exchange Commission (the "SEC") a definitive proxy statement. STOCKHOLDERS OF THE COMPANY ARE ADVISED TO READ THE PRELIMINARY PROXY STATEMENT AND THE DEFINITIVE PROXY STATEMENT WHEN IT IS FINALIZED AND DISTRIBUTED TO THE STOCKHOLDERS BECAUSE EACH CONTAINS IMPORTANT INFORMATION. Stockholders will be able to obtain a free-of-charge copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC's web site at http://www.sec.gov. Stockholders will also be able to obtain a free-of-charge copy of the proxy statement and other relevant documents (when available) by directing a request by mail to Lyondell Chemical Company, Investor Relations, 1221 McKinney Street, Suite 700, Houston, Texas 77010, telephone (713) 309-4590, or from the Company's website at www.lyondell.com.

The Company and certain of its directors and executive officers may, under the rules of the SEC, be deemed to be "participants" in the solicitation of proxies from its stockholders in connection with the proposed merger. Information concerning the interests of the persons who may be "participants" in the solicitation is set forth in the Company's preliminary proxy statement and annual reports on Form 10-K (including any amendments thereto), previously filed with the SEC, and will be included in the definitive proxy statement and other relevant materials to be filed with the SEC when they become available.

If there is any inconsistency between the information provided in this summary and the plan documents governing these plans and programs, the plan documents will control.
Subject to the Merger Agreement between Lyondell and Basell, Lyondell reserves the right to amend or terminate these programs at any time.

2